Stewardship Outreach /////// July 2023 Exhibit 99.1

Forward-looking Statements and Non-GAAP Financial Measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, including but not limited to those related to our ability to advance our long-term strategies, our ability to achieve annual and multi-year compound annual growth targets for total net revenue, adjusted EBITDA and adjusted EPS, the outcome of the evaluation of potential strategic alternatives, our continued ability to address the evolving healthcare trends in supply chain, staffing, technology-enablement and artificial intelligence, the impact of a shift to enterprise-level analytics agreements and our ability to replace converted SaaS-based revenue from existing members, the impact of our investments in adjacent markets businesses, our future organic growth and acquisition strategies, the impact of our subsidiary reorganization on our expected effective income tax rate, the payment of dividends at current levels, or at all, and the timing and amount of future share repurchase programs are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “remains committed to,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2022, expected to be filed with the SEC shortly after the date of this presentation, and also available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP” financial measures as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Positioned to Deliver Sustainable, Long-Term Growth Engaged Board Overseeing Strategic Execution Executive Compensation Aligned with Stockholder Value Creation ESG Practices Core to Strategy 01 03 02 04 Contents

Positioned to Deliver Sustainable, Long-Term Growth

© 2023. All rights reserved. | Premier Inc. | Through collaboration with our member health systems, customers and other stakeholders and leveraging technology-based solutions and supply chain capabilities, we help improve the delivery of healthcare while effectively reducing costs. Premier Inc. A Purpose-Driven Healthcare Company

A Highly Differentiated Business Model DELIVERING MEANINGFUL INSIGHTS AND SOLUTIONS Strategic and collaborative member relationships built on trust Comprehensive and scalable technology and services platform powered by one of the broadest and deepest data sets in the healthcare industry + Healthcare providers Employers Governments Payers Life sciences companies Suppliers Providing clinicians with timely, critical insights to help determine the best care protocols for their patients Connecting patients to necessary care faster and more efficiently – and with less paperwork Saving healthcare providers millions of dollars through automation of purchasing and payment processes Building a smarter, more resilient and technology-enabled supply chain to ensure providers always have access to a competitive, stable and diverse market for medical supplies, pharmaceuticals, capital equipment, business supplies and professional services Working with employers to deliver the most appropriate care to their employees SERVING

Performance Services Supply Chain Services Large-Scale Provider Network Delivering Innovative Solutions to Drive Growth Group Purchasing Organization Collective purchasing power designed to lower non-labor costs without sacrificing outcomes across acute and non-acute segments Premier’s direct sourcing company, driving meaningful cost savings in key shortage areas and improving supply chain efficiencies and transparency as well as resiliency through domestic manufacturing initiatives Proprietary suite of AI-enabled clinical, margin and value-based care technology solutions Direct-to-employer contracting platform connecting self-insured employers and providers Supply chain-focused digital invoicing and payments platform

What We Do Best Network of more than 4,400 hospitals and health systems and approximately 250,000 other providers and organizations AI-enabled technology and services platform driving insights to action Billions of points of data providing unique visibility into care delivery and the supply chain, end-to-end Together with our Members, Premier Accelerates Innovation in Healthcare We express solutions through technology, services and programs We scale quickly using the power of the Premier Alliance We identify innovation catalysts

Multi-lever Growth Strategy Supported by Strong Foundation Multi-lever Growth Strategy Strengthen and build capabilities Grow and deepen relationships Create and deliver innovative solutions Expand into adjacent markets Strong, stable cash flow supports investments in growth Comprehensive technology and services platform Innovation driven by strength of member network, diverse capabilities, robust data, acquisitions and talent Highly engaged culture

Strong Financial Position with Balanced Approach to Capital Deployment Generate strong, stable cash flow Strong and flexible balance sheet Balanced capital deployment approach Reinvestment in organic growth Disciplined acquisitions and investments to support long-term strategic goals Return capital to stockholders Paid ~$100 million in quarterly cash dividends during fiscal 2023

Experienced Leadership Team



Mike Alkire
PRESIDENT AND CEO
20 years Premier,
20 years healthcare
Cap Gemini Ernst & Young



Leigh Anderson
PRESIDENT OF PERFORMANCE SERVICES
10 years Premier,
25+ years healthcare informatics
Hospital Corporation of America, HealthTrust, GHX



Andy Brailo
CHIEF CUSTOMER OFFICER
22 years Premier,
25+ years healthcare
C.R. Bard, GHX



Crystal Climer
CHIEF ACCOUNTING OFFICER
7 years Premier,
20+ year accounting
BSN Medical



David Hargraves
SENIOR VICE PRESIDEN OF SUPPLY CHAIN
8 years Premier,
20 years supply chain
University of Pittsburgh Medical Center (UPMC)



Kaycee Kalpin
CHIEF MARKETING OFFICER
9 years Premier,
16 years marketing
American College of Cardiology, CardioSmart



David Klatsky, JD
GENERAL COUNSEL
7 years Premier,
30+ years healthcare
McDermott, Will & Emery



Joe Machicote
CHIEF DIVERSITY AND INCLUSION OFFICER
30+ years DEI&B and human resources
Erickson Living, Snyder's-Lance, Compass Group



Craig McKasson
CHIEF ADMINISTRATIVE AND FINANCIAL OFFICER
26 years Premier,
30+ years healthcare
Ernst & Young



Soumi Saha, PharmD, JD
SENIOR VICE PRESIDENT OF GOVERNMENT AFFAIRS
5 years Premier,
16 years healthcare policy
Academy of Managed Care Pharmacy, Kaiser Permanente, CVS/Caremark

© 2023. All rights reserved. | Premier Inc. | 10

Engaged Board Overseeing Strategic Execution

Commitment to Corporate Governance Drives Alignment and Accountability   Enhancements to Corporate Governance Decreased Board size from 15 to 11 directors in August 2021 to simplify corporate structure, align with best practices and enhance ability to effectively oversee business to drive value creation Board committed to ongoing refreshment and adding diversity of skills, experience and perspectives Annual shareholder engagement 40% of Board members are women or are racially diverse Two of Board’s five leadership roles are held by female directors Mandatory retirement age of 72 Committee membership changes periodically Individual director self- and peer- assessments Limits on other public company board service (total of 4 public company boards and total of 2 public boards for NEOs of publicly traded companies) Commitment to Diversity and Refreshment Independent Board Chair Independent key Board committees 9 out of 10 directors are independent Environmental, social and governance (ESG) oversight at Board level Nominating and Governance Committee has primary ESG oversight responsibility Audit & Compliance and Compensation Committees provide governance oversight relevant to committee roles and responsibilities Majority Independent Leadership and Oversight

A “Fit-for-Purpose” Board of Directors

Photo	Board Member	Age	Board Tenure	Primary Occupation	Key Skills / Qualifications	Independent Director
	Michael J. Alkire	60	2	President and CEO	Nearly 30 years of operational, technology and business development leadership experience; joined Premier in 2003	--
	Terry Shaw	60	10	Board Chair; President & Chief Executive Officer, AdventHealth	36 years of healthcare industry experience with finance background; leadership experience at a large healthcare system	✓
	John Bigalke	68	4	CEO of Second Half Healthcare Advisors	Financial, corporate accounting, business development and leadership experience; serving on audit committees at other public and private companies	✓
	Helen M. Boudreau	57	3	Former COO of Bill & Melinda Gates Medical Research Institute	Financial background more than 20 years in the healthcare industry; serves as chair of audit committees and on compensation committees for other public companies; NACD Directorship Certified	✓
	Jody R. Davids	67	8	Retired; former SVP and Chief Information Officer at PepsiCo	Information technology, cybersecurity risk management, supply chain, logistics and distribution and executive leadership experience	✓
	Peter S. Fine	71	10	President & CEO, Banner Health	43 years healthcare industry experience and executive leadership experience at large healthcare system	✓
	Marc D. Miller	52	8	President and CEO, Universal Health Services	25 years healthcare industry experience and public company leadership experience	✓
	Marvin R. O'Quinn	71	8	President and COO, CommonSpirit Health	41 years healthcare industry experience and leadership experience serving in executive positions at large healthcare systems	✓
	Richard J. Statuto	66	10	Former President and CEO of Bon Secours Health System	35 years healthcare industry experience and leadership experience at large healthcare systems	✓
	Ellen C. Wolf	69	10	Former SVP and CFO of American Water Works Company	Financial, corporate accounting, business development and leadership experience; served on audit & compensation committees of other company boards	✓

© 2023. All rights reserved. | Premier Inc. | 13

Engaged and Diverse Board with Critical Skillset Board candidates who represent diverse mix of skills, perspectives, talents, backgrounds and education that will enhance decision-making process, oversee management’s execution of strategic objectives and reflect interests of stockholders are considered. Board Diversity 40% Diverse Board Tenure Board Independence Age Board Snapshot 64 years Average Age 90%  Independent Board of Directors Experience and Skills

Executive Compensation Aligned with Stockholder Value Creation

2023 All Other NEOs Target Pay Mix Double-trigger change-in-control equity vesting Stock ownership guidelines and holding requirements for executives and directors Clawback policy applicable to both cash and equity awards Robust anti-hedging and anti-pledging policies No supplemental retirement benefits Executive Compensation Program Aligned with Stockholder Value Creation 26% Time-Based RSUs 40% Performance Shares 14% Base Salary Incentive-Based Compensation 20% Annual Bonus 24% Base Salary Incentive-Based Compensation 21% Annual Bonus 33% Performance Shares 22% Time-Based RSUs 2023 CEO Target Pay Mix Executive compensation levels aligned with market Pay mix emphasizes at-risk performance incentives Objective, measurable, rigorous performance metrics aligned with short- and long-term growth priorities Short- and long-term program payouts capped at 150% 86% 76%

Performance Metrics Designed to Drive Top- and Bottom-Line Growth Fiscal 2023/2024 Program Changes Monitored Free Cash Flow measure during FY2023 for adoption in FY2024 annual incentive plan In FY2023, strategic goals included the addition of a diverse supplier spend and company engagement initiative, and a focus on Conductiv growth in overall contract penetration Simplification of annual incentive plan measures in FY2024 Annual Cash Incentives Long-Term Incentives 60% Performance Shares 40% Time-Based RSUs Performance Metrics 35% | Adj. EBITDA 35% | Revenue 10% | Key strategic milestones 10% | Member savings 10% | Member quality index Performance Metrics / Terms 3Y Adjusted EPS 3Y Ratable vesting Fiscal 2024 Program Changes FY2024 time-based RSUs will change to a 3-year ratable vesting schedule to strengthen near-term retention while performance shares will continue to have a 3-year vesting schedule

ESG Practices Core to Strategy

Five Pillars of Premier’s Sustainability Program We are committed to strong corporate governance, ethical behavior and responsible business practices that build trust and promote the long-term interests of our stakeholders. To effectively transform healthcare, we aim to build a culture of high-performing individuals, leaders and teams with a “People First Growth Mindset,” living our core values and maintaining a high level of employee engagement and retention. Our mission is to improve the health of communities. We enable our member healthcare providers and other customers to deliver higher-quality healthcare by leveraging our data and analytics capabilities, resulting in improved health outcomes and lower costs. We enable our members to provide better healthcare and improved outcomes at a lower cost for patients by improving the quality, efficiency, sustainability and resiliency of the healthcare supply chain and leveraging our industry-leading technology capabilities powered by one of the nation’s largest repositories of clinical, operational and financial data. As part of our efforts to improve the health of our communities, we pursue both eco-friendly practices throughout our operations and advance solutions to help our members minimize their environmental footprint. IMPROVING COMMUNITY HEALTH OUR PEOPLE AND CULTURE ETHICS AND COMPLIANCE RESPONSIBLE SUPPLY CHAIN ENVIRONMENTAL STEWARDSHIP live icons

2022 ESG Progress and Highlights Ethics and Compliance Our People and Culture Improving Community Health Responsible Supply Chain Environmental Stewardship Continued achievement of 100% employee completion of our compliance education courses including anti-corruption and human trafficking, fraud, waste and abuse, and Health Insurance Portability and Accountability Act (HIPAA). DEIB strategic pillars are designed to guide, accelerate and measure how we provide health and wellness solutions to an increasingly diverse world. Our ONE PREMIER Growth Mindset initiative is designed to intentionally enhance our culture of high performing individuals and teams by focusing on self-mastery, “real-talk” communication, and multi-level trust. Advocated for data-driven policies that help solve poor health outcomes and disparities in maternal-infant care. Advocated for men who identify as LGBTQ+ to donate blood, resulting in FDA to review its blood donations rules. Sought federal support for elderly in nursing home to implement electronic health records and electronic clinical surveillance technology to enable better and safer care for one of our nation’s most vulnerable populations. Advanced DEIB through a member-lead commitment to our Supplier Diversity Pledge. Premier members spent over $1 billion with diverse companies and small business enterprises. Launched greenhouse (GHG) Scope 1 and Scope 2 emissions assessment. Adopted an Environmental Policy. Signed the White House / U.S. Department of Health and Human Services’ Health Sector Climate Pledge Designated our General Counsel as our executive-level lead for work on reducing emissions

Driving Success Through Strong Employee Engagement Employee engagement remains strong Engagement score of 80 exceeds global engagement benchmark of 75 Notably above benchmark on all major drivers of engagement Engagement scores have remained stable over time Leadership team outperformed global benchmark categories related to: DEIB Items Relationships with team, direct management and leadership Growth, development and well-being Retention through Internal Mobility 14% turnover rate in CY2022 (3% rate increase compared with CY2021) 23% of open roles in CY2022 were filled by internal applicants 6% increase in internal hires compared with CY2021 Intentional action in response to employee survey delivering strong results “People First” engagement survey typically conducted twice a year by an independent third-party firm to provide real-time actionable insights Participants in employee development and DEIB programs outperform company engagement and key engagement driver scores Metrics as of June 30, 2023.

© 2022. All rights reserved. | Premier Inc. | DEIB Initiatives Support Mission and Long-Term Growth Strategy DEIB Strategy is designed to accelerate how we provide health and wellness solutions to an increasingly diverse world for our employees, members, partners and the community at large. Chief Diversity and Inclusion Officer oversees DEIB strategy and reports to CEO DEIB Council is comprised of employees and leaders to define, drive and support four strategic DEIB pillars * As of June 30, 2023 ** Includes full-time employees who self-identify as either Native Hawaiian, Pacific Islander, American Indian, Alaskan Native, or as being of two or more races DEIB Five Strategic Pillars Gender Representation (Percentage of Total Workforce*) 56% Female 44% Male Race and Ethnicity Representation (Percentage of Total Workforce*) 12% of contract portfolio comprised of diverse suppliers 71% White 11% Asian 11% Black or African American 4% Hispanic or Latino 3% Two or more races** Leadership & Culture 1 People & Workplace 2 Community Health Equity 3 Supplier Diversity 4 Members & Partners 5

Our Supply Chain and Environmental Practices Drive Green Innovation Supply Chain Management Developed and launched supplier screening and ESG assessment analytics in FY2023 to continue to advance supply chain due diligence and risk management practices Require all suppliers to abide by Healthcare Group Purchasing Industry Code of Conduct Key supplier assessment factors include environmental impact and diversity Highlight contracted products with environmental attributes in product catalog for use by member health systems Actively work to increase number of small, diverse and regional enterprises in our network through Sourcing Education and Enrichment for Diverse and Small Suppliers program Run annual social responsibility audits of contracted manufacturers conducted by international third-party auditor Employing eco-friendly practices in distribution centers to minimize environmental impact  Electronic scanners to reduce paper use Electric forklifts for loading and offloading Energy efficient bulbs and natural light Reusing carboard and pallets Incorporate LED lighting requirements in all new leases that cover future build-out or space renovations Recycled 8-to-10 tons of IT equipment in last five years through electronic waste recycling program  Implement office waste and furniture recycling, use of “green” cleaning practices and other energy-efficient initiatives throughout leased office spaces, since Premier does not own or operate offices and data centers Environmental assessment for Scope 1 and 2 emissions Environmental Initiatives

© 2023. All rights reserved. | Premier Inc. | Executing our Strategy and Positioned for Long-Term Value Creation Delivering valuable and innovative solutions to drive long-term growth Strong financial position with balanced approach to capital deployment Committed to strong corporate governance Engaged and diverse board with critical skillsets Executive compensation program aligned with stockholder value creation Continue to advance ESG oversight, initiatives and disclosures Engaged culture supports mission and long-term growth strategy Ongoing evaluation of potential strategic alternatives to enhance value for stockholders Making a Premier Impact

Investor Relations Contact Ben Krasinski Senior Director, Investor Relations Tel: 704-816-5644 Email: ben_krasinski@premierinc.com